UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

On November 30, 2017, Walter Investment Management Corp. (the “Company” or the “Debtor”) filed a voluntary petition (the “Bankruptcy Petition,” and the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) to pursue its previously announced Prepackaged Chapter 11 Plan of Reorganization, dated November 6, 2017 (as proposed, the “Prepackaged Plan”). The Company’s Chapter 11 Case is being administered under the caption In re Walter Investment Management Corp. (Case No. 17-13446). The Company will continue to operate its businesses as “debtor in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code. The Company expects to continue its operations without interruption during the pendency of the Chapter 11 Case. The Company’s operating entities, including Ditech Financial LLC (“Ditech”) and Reverse Mortgage Solutions, Inc. (“RMS”), are not party to the Chapter 11 Case and are expected to continue their operations in the ordinary course. To assure ordinary course operations, the Company is seeking approval from the Court for a variety of “first day” motions seeking various relief, authorizing the Debtor to maintain its operations in the ordinary course, and seeking to extend the “automatic stay” described below to apply to obligations of the Company’s subsidiaries that are not party to the Chapter 11 Case under the Company’s 7.875% Senior Unsecured Notes due 2021 (the “Senior Notes”) and the loans and commitments outstanding under the Credit Agreement (as defined below). Court filings and other information related to the Chapter 11 Case are available at a website administered by the Company’s claims agent, Prime Clerk, at http://cases.primeclerk.com/Walter.

A summary of the key features of the Prepackaged Plan was included in Item 1.01 to the Company’s Current Report on Form 8-K filed on October 23, 2017. That description of the Prepackaged Plan does not purport to be complete and is qualified in its entirety by reference to the Prepackaged Plan, a copy of which is filed as Exhibit 2.1 to this Form 8-K.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petition described in Item 1.03 triggers an event of default, or, with respect to the Variable Funding Notes (as defined below), an early amortization event, that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•	Senior Notes Indenture, dated as of December 17, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Walter Investment Management Corp., the guarantors party thereto and Wilmington Savings Fund Society, FSB, as successor trustee, with respect to an aggregate outstanding principal amount of $538.7 million of Senior Notes, plus accrued and unpaid interest thereon;

•	Subordinated Indenture, dated as of January 13, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Walter Investment Management Corp. and Wells Fargo Bank, National Association, as trustee, with respect to an aggregate outstanding principal amount of $242.5 million of 4.50% convertible senior subordinated notes due 2019, plus accrued and unpaid interest thereon;

•	Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Walter Investment Management Corp., as borrower, the lenders party thereto and Credit Suisse, AG, as administrative agent and collateral agent (the “Credit Agreement”), with respect to an aggregate outstanding principal amount of $1.3 billion, plus accrued and unpaid interest thereon;

•	Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016, among Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent on behalf of Buyers, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands branch, Alpine Securitization LTD, and Ditech;

•	Amended & Restated Master Repurchase Agreement, dated February 21, 2017, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, acting through its Cayman Islands Branch, Alpine Securitization LTD, other Buyers from time to time, RMS and RMS REO CS, LLC;

•	Amended and Restated Master Repurchase Agreement, dated as of April 23, 2015, between Barclays Bank PLC, as purchaser, and Ditech, as seller;

•	Amended and Restated Master Repurchase Agreement, dated as of May 22, 2017, between Barclays Bank PLC, as purchaser and RMS, as seller;

•	Master Revolving Credit Agreement, dated as of December 18, 2013, between Flagstar Bank, as lender, and Ditech, as borrower;

•	Amended and Restated Receivables Loan Agreement, dated as of May 2, 2012, between Green Tree Advance Receivables II LLC, as borrower, Ditech, as administrator, and Wells Fargo Capital Finance as agent; and

•	Series 2014-VF2 Variable Funding Notes issued pursuant to that certain Second Amended and Restated Indenture, dated as of October 21, 2015, between Green Tree Agency Advance Funding Trust I, as issuer, Green Tree Advance Receivables III LLC, as depositor, Wells Fargo Bank N.A, as indenture trustee, Ditech, as servicer, and Barclays Bank PLC, as administrative agent (the “Variable Funding Notes”).

The Debt Instruments provide that as a result of the commencement of the Chapter 11 Case, the principal and accrued interest due, and in the case of the Senior Notes, premium, if any, thereunder shall be immediately due and payable, or with respect to the Variable Funding Notes, would require an accelerated rate of repayment (without giving effect to any forbearance from the required noteholders). Any efforts to enforce such payment obligations under the Debt Instruments against the Debtor are automatically stayed by section 362(a) of the Bankruptcy Code as a result of the filing of the Bankruptcy Petition, and the holders’ rights of enforcement in respect of the Debt Instruments against the Debtor are subject to the applicable provisions of the Bankruptcy Code. Certain creditors have agreed to forbear from the exercise of remedies under certain of the Debt Instruments against certain wholly owned subsidiaries of the Company who are guarantors or obligors under the Debt Instruments. The Company will also seek a limited extension of the automatic stay to its affiliate guarantors to prohibit the enforcement of their guarantees under the Credit Agreement and the Senior Notes indenture solely with respect to entities that are not parties to forbearance agreements, with no other rights or parties being effected.

Item 7.01.	Regulation FD Disclosure.

On November 30, 2017, the Company issued a press release announcing the filing of the Chapter 11 Case, as described in Item 1.03. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Company’s filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the Prepackaged Plan and Chapter 11 Case, descriptions of management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to the restructuring include: the ability of the Company to obtain approval by the Court of the Prepackaged Plan or any other plan of reorganization; the ability of the Company to obtain approval with respect to motions filed in the Chapter 11 Case, the Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the length of time the Company will operate under Chapter 11; risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company’s ability to develop and consummate the Prepackaged Plan or other plan of reorganization; the ability of the Company to successfully execute the Prepackaged Plan without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; the effects of disruption from the restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; increased legal and advisor costs related to the Chapter 11 Case and other litigation and the inherent risks involved in a bankruptcy process; the ability of the Company to comply with the terms of the RSAs, including completing various stages of the restructuring within the dates specified by the RSAs; the ability of the Company to maintain the listing of its common stock on the New York Stock Exchange; and the ability of the Company to continue as a going concern. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

2.1	Prepackaged Chapter 11 Plan of Reorganization of Walter Investment Management Corp. and the Affiliate Co-Plan Proponents, dated November 6, 2017 (incorporated by reference to Exhibit A of Exhibit T3E.1 of the Form T-3 filed by Walter Investment Management Corp. on November 6, 2017).

99.1	Press Release dated November 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: December 1, 2017
	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary